Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement is entered into as of July 19, 2006 (this “Second Amendment”), by and among

Toys “R” Us-Delaware, Inc., as a Domestic Borrower and as agent (in such capacity, the “Lead Borrower”) for the other Domestic Borrowers party thereto, and the Domestic Borrowers, and

Toys “R” Us (Canada) Ltd. Toys “R” Us (Canada) Ltee (the “Canadian Borrower” and, collectively with the Domestic Borrowers, the “Borrowers”), and

Bank of America, N.A., as the Administrative Agent for its own benefit and the benefit of the other Secured Parties (the “Administrative Agent”), and

Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent for its own benefit and the benefit of the other Secured Parties (the “Canadian Agent”), and

Deutsche Bank Trust Company Americas, as Collateral Agent for its own benefit and the benefit of the other Secured Parties (the “Collateral Agent”), and the Lenders party thereto (the “Lenders”)

in consideration of the covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers have entered into a certain Credit Agreement, dated as of July 21, 2005 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Toys “R” Us, Inc., as the Initial Borrower, (ii) the Lead Borrower, (iii) the Domestic Borrowers, (iv) the Canadian Borrower, (v) the Administrative Agent, (vi) the Canadian Agent, (vii) the Collateral Agent, (viii) the Lenders, (ix) Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as Co-Syndication Agents, and (x) Credit Suisse f/k/a Credit Suisse First Boston LLC and General Electric Capital Corporation, as Co-Documentation Agents, pursuant to which the Lenders have agreed to make Loans to the Borrowers, and the issuing Banks have agreed to issue Letters of Credit for the account of the Borrowers; and

WHEREAS, the Borrowers have advised the Lenders that the Borrowers intend to refinance the Bridge Financing Facility; and

WHEREAS, the consummation of the refinancing on the terms required under the agreements evidencing such Indebtedness would violate the provisions of the Credit Agreement and the Borrowers have therefore requested that the Credit Agreement be amended as provided herein; and

WHEREAS, the Lenders and the Agents are willing to effect such amendments, but only on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used in this Second Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.

2. Amendments to Article I. The provisions of Section 1.01 of the Credit Agreement are hereby amended as follows:

(a) The definition of “Capital Expenditures” is hereby amended by adding the words “Term Loan” after the words “Bridge Financing Facility” in clause (i)(A) thereof.

(b) The definition of “Loan Documents” is hereby amended by adding the words “, the Intercreditor Agreement,” after the words “the Facility Guarantors’ Collateral Documents.”

(c) The definition of “Payment Conditions” is hereby deleted in its entirety and the following substituted in its stead:

“Payment Conditions” means, at the time of determination with respect to a specified transaction or payment, that (a) no Specified Default then exists or would arise as a result of the entering into such transaction or the making of such payment and (b) either (i) after giving effect to such transaction or payment, the Pro Forma Availability Condition has been satisfied and the Consolidated Fixed Charge Coverage Ratio, as projected on a pro-forma basis for the twelve months following such transaction or payment, will be equal to or greater than 1.1:1.0 or (ii) the Loan Parties shall have provided the Administrative Agent with (A) a solvency opinion as to the solvency of the Loan Parties after giving effect to such payment or transaction, such solvency opinion to be furnished by an unaffiliated third party valuation firm reasonably satisfactory to the Administrative Agent, and (B) an analysis by a Financial Officer of the Lead Borrower of future Excess Availability demonstrating that the Pro Forma Availability Condition will be satisfied. Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Loan Parties shall deliver to the Administrative Agent either (i) evidence of satisfaction of the conditions contained in clause (b)(i) above on a basis reasonably satisfactory to the Administrative Agent or (ii) the solvency opinion and analysis referred to in clause (b)(ii).

(d) The definition of “Permitted Dispositions” is hereby amended as follows:

(i) By deleting clause (a) in its entirety and substituting the following in its stead:

(a) (i) licenses, sublicenses, settlement of claims, and entering into co-existence agreements with respect to intellectual property or (ii) licenses of licensed departments of a Loan Party or any of its Subsidiaries, in each case, in the ordinary course of business;

(ii) By adding the words “and the Loan Parties’ interest in SALTRU Associates JV” at the end of clause (j) thereof.

(e) The definition of “Permitted Encumbrances” is hereby amended

(i) by deleting the word “and” at the end of clause (ff), adding the word “and” at the end of clause (gg) and adding the following new clause (hh) thereto:

(hh) Liens on the assets of the Lead Borrower and certain of its Domestic Subsidiaries to secure indebtedness under the Term Loan;

(ii) by deleting “(gg)” in the proviso thereto and substituting “(hh)” in its stead.

(f) The definition of “Permitted Indebtedness” is hereby amended as follows:

(i) by deleting clause (h) in its entirety and substituting the following in its stead:

(h) Indebtedness of the Lead Borrower and the Domestic Subsidiaries which are guarantors under the Term Loan, provided that in no event shall the principal amount of such Indebtedness, when combined with Indebtedness outstanding under clauses (i), (aa) and (bb) of this definition exceed $2,750,000,000 (plus non-cash accruals of interest, accretion or amortization of original issue discount and/or payment-in-kind interest) at any time outstanding;

(ii) by adding the words “the Term Loan,” after the words “Bridge Financing Facility” in clause (aa) thereof.

(iii) by adding the words “the Term Loan,” after the words “Bridge Financing Facility” in clause (bb) thereof.

(g) The definition of “Permitted Investment” is hereby amended by deleting the word “and” at the end of clause (z) and adding the following after clause (aa) thereof:

(bb) the capitalization of intercompany loans existing as of July 19, 2006; and

(cc) existing investments in SALTRU Associates JV and capital contributions required to be made pursuant to the organizational documents of SALTRU Associate JV as in effect on July 19, 2006;

(h) The definition of “Prepayment Event” is hereby deleted in its entirety and the following substituted in its stead:

“Prepayment Event” means the occurrence of any of the following events:

(a) Any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction other than such a transaction pursuant to which such asset was initially obtained or constructed in anticipation of such transaction) of any Collateral; or

(b) Any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation, expropriation or similar proceeding of, any Collateral of a Loan Party, unless (i) the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Administrative Agent or the Canadian Agent, as applicable, or (ii) the proceeds therefrom are utilized for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received or reinvesting in assets used in any of the Loan Parties’ business within twelve (12) months of the receipt of such proceeds.

(i) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

(i) “ABL Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

(ii) “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of July 19, 2006 by and between the Agents and Banc of America Bridge LLC, as administrative agent and Citicorp North America, Inc., as collateral agent for the holders of the Term Loan, as amended and in effect from time to time.

(iii) “Term Loan” means collectively, (a) the term loan facility in favor of the Lead Borrower in the original principal amount of $804,000,000, and (b) the asset sale facility in favor of the Lead Borrower in the original principal amount of $200,000,000, in each case made under that certain Credit Agreement dated as of July 19, 2006 among the Lead Borrower, the Lenders party thereto, Banc of America Bridge LLC, as administrative agent, Citicorp North America, Inc., as collateral agent, and Credit Suisse, as documentation agent, as amended and in effect from time to time in accordance with the terms of the Intercreditor Agreement.

(iv) “Term Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

3. Amendments to Article V. The provisions of Article V of the Credit Agreement are hereby amended as follows:

(a) The provisions of Section 5.01(a) of the Credit Agreement are hereby amended by deleting the word “Within” at the beginning thereof and substituting the following in its stead:

Within 150 days after the end of the Fiscal Year of the Lead Borrower ending February 3, 2007 and, for each Fiscal Year of the Lead Borrower ending thereafter, within

(b) The provisions of Section 5.01(b) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(b) Within sixty (60) days after the end of each of the first three Fiscal Quarters of the Lead Borrower, the unaudited Consolidated balance sheet and related statements of operations, and Consolidated statements of cash flows for (i) the Lead Borrower and its Subsidiaries, (ii) the Lead Borrower and its Subsidiaries (other than the Canadian Borrower and its Subsidiaries), and (iii) the Canadian Borrower and its Subsidiaries, as of the end of and for such Fiscal Quarter and the elapsed portion of the Fiscal Year, setting forth in each case, in comparative form the Consolidated figures for the previous Fiscal Year (such comparisons to the prior Fiscal Year only to commence with the Fiscal Year ending on February 3, 2007) and the figures as set forth in the projections delivered pursuant to Section 5.01(f), all certified by one of the Lead Borrower’s Financial Officers as presenting in all material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a Consolidated basis in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes, and, in addition, separate financial statements for each business segment identified on, and as required by, Schedule 5.01(a) hereto;

(c) The provisions of Section 5.01(c) are hereby deleted in their entirety and the following substituted in their stead:

(c) Intentionally Omitted.

(d) The provisions of Section 5.01(h) of the Credit Agreement are hereby amended by adding the following at the end thereof:

provided that no such delivery shall be required hereunder with respect to each of the foregoing to the extent that such are publicly available via EDGAR or another publicly available reporting system and the Lead Borrower has advised the Administrative Agent of the filing thereof;

4. Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

(a) The provisions of Section 6.06(b) of the Credit Agreement are hereby amended as follows:

(i) The provisions of Section 6.06(b)(v) are hereby deleted in their entirety and the following substituted in their stead:

(v) (i) prepayment of the Delaware Note with the amounts received from the repayment of the intercompany Indebtedness owed by non-Loan Party Affiliates of the Loan Parties organized in Spain to the Hong Kong Subsidiary of the Lead Borrower, (ii) in addition to payments permitted under clause (v)(i) hereof, payments (including prepayments) on account of the Delaware Note as long as, after giving effect thereto, the Payment Conditions are satisfied, and (iii) in addition to payments permitted under clauses (v)(i) and (v)(ii) hereof, payments (including prepayments) on account of the Delaware Note made from the proceeds or any cash capital contribution made to the Loan Parties or the incurrence of Permitted Indebtedness;

(ii) The provisions of Sections 6.06(b)(vi), (vii) and (viii) are hereby deleted in their entirety and the following substituted in their stead:

(vi)	Intentionally Omitted.

(vii)	Intentionally Omitted.

(viii)	Intentionally Omitted.

(iii) The provisions of Section 6.06(b)(ix) are hereby amended by adding the words “, including, without limitation, with the proceeds of the Term Loan” prior to the semi-colon at the end thereof.

(b) The provisions of Section 6.07 of the Credit Agreement are hereby amended by deleting the word “and” immediately before clause (n) and adding the following after the text of clause (n):

(o) that certain Amended and Restated Tax Allocation Agreement, dated as of June 28, 2006 by and among the Initial Borrower and certain of its Subsidiaries, including the capitalization, distribution or contribution of amounts payable or receivable thereunder and any amendments, modifications or replacements thereof which amendments, modifications or replacements would not have a Material Adverse Effect; and

(p) that certain Allocation Agreement dated as of January 29, 2006 among Toys “R” Us International, LLC, Geoffrey, Inc. and the Initial Borrower and any amendments, modifications or replacements thereof which amendments, modifications or replacements would not have a Material Adverse Effect.

(c) The provisions of Section 6.09 of the Credit Agreement are hereby amended by adding the words “or would violate the provisions of the Intercreditor Agreement” at the end thereof immediately before the period

(d) The provisions of Section 6.12 of the Credit Agreement are hereby amended by adding the words “the Term Loan” after the words “the Bridge Financing Facility.”

5. Amendments to Article IX. The provisions of Article IX of the Credit Agreement are hereby amended as follows:

(a) The provisions of Section 9.09(a) of the Credit Agreement are hereby amended by adding to the beginning thereof “THIS AGREEMENT AND ALL ACTIONS ARISING UNDER”

(b) The provisions of Section 9.15 of the Credit Agreement are hereby amended by adding to end thereof as follows:

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents, including conference calls or meetings with the Borrower to review its earnings and other information, may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including federal and state securities laws.

All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents, including conference calls or meetings with the Borrower to review its earnings and other information, will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including federal and state securities laws.

6. Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a) This Second Amendment shall have been duly executed and delivered by the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders. The Administrative Agent shall have received a fully executed copy hereof by such parties and of each other document required hereunder.

(b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Loan Parties true copies of their respective resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

(c) The Borrowers shall have reimbursed the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.

(d) The Loan Parties shall have entered into the Term Loan on terms reasonably acceptable to the Administrative Agent and all conditions precedent to the effectiveness thereof shall have been satisfied or waived.

(e) The Agents shall have entered into the Intercreditor Agreement with Banc of America Bridge LLC, as administrative agent and Citicorp North America, Inc., as collateral agent under the Term Loan.

(f) No Default or Event of Default shall have occurred and be continuing.

(g) The Loan Parties shall have provided such additional instruments, documents, and agreements to the Administrative Agent as the Administrative Agent and their counsel may have reasonably requested.

7. General.

(a) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

(b) Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(c) Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(d) Integration. This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TOYS “R” US, INC.

By:	/s/ F. Clay Creasey, Jr.
Name: F. Clay Creasey, Jr. Title: Executive Vice President – Chief Financial Officer

TOYS “R” US-DELAWARE, INC., as Lead Borrower

By:	/s/ F. Clay Creasey, Jr.
Name: F. Clay Creasey, Jr. Title: Executive Vice President - Chief Financial Officer

TOYSRUS.COM, LLC, as a Domestic Borrower

By:	/s/ F. Clay Creasey, Jr.
Name: F. Clay Creasey, Jr. Title: President, Chief Financial Officer and Treasurer

BABIESRUS.COM, LLC, as a Domestic Borrower

By:	/s/ F. Clay Creasey, Jr.
Name: F. Clay Creasey, Jr. Title: Executive Vice President - Chief Financial Officer and Treasurer

TOYS “R” US (CANADA) LTD. TOYS “R” US (CANADA) LTEE, as a Canadian Borrower

By:	/s/ Robert S. Zarra
Name: Robert S. Zarra Title: Vice President, Secretary and Treasurer

GEOFFREY HOLDINGS, LLC, as a Facility Guarantor,

By:	TOYS “R” US-DELAWARE, INC., its sole member

By:	/s/ F. Clay Creasey, Jr.
Name: F. Clay Creasey, Jr. Title: Executive Vice President – Chief Financial Officer

TRU-SVC, LLC, as a Facility Guarantor

By:	/s/ F. Clay Creasey, Jr.
Name: F. Clay Creasey, Jr. Title: Executive Vice President – Chief Financial Officer

BANK OF AMERICA, N.A., As Administrative Agent, as Swingline Lender, and as a Domestic Lender

By:	/s/ Christine Hutchinson
Name: Christine Hutchinson Title: Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Agent, as Swingline Lender and as a Canadian Lender

By:	/s/ Nelson Lam
Name: Nelson Lam Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, as Co-Syndication Agent and as a Domestic Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton Title: Director

By:	/s/ Carin Keegan
Name: Carin Keegan Title: Vice President

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert Johnston
Name: Robert Johnston Title: Vice President

By:	/s/ David Gynn
Name: David Gynn Title: Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent and as a Domestic Lender

By:
Name:
Title:

GE CANADA FINANCE HOLDING COMPANY, as a Canadian Lender

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Managing Agent, as a Domestic Lender and as a Canadian Lender

By:	/s/ Matthew DeFranco
Name:	Matthew DeFranco
Title:	Assistant Vice President

CITICORP USA, INC., as Co-Syndication Agent and as a Domestic Lender

By:	/s/ Sebastien Delasnerie
Name:	Sebastien Delasnerie
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Managing Agent and as a Domestic Lender

By:	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

CONGRESS FINANCIAL CORPORATION (CANADA), as a Canadian Lender

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as a Managing Agent, as a Domestic Lender and as a Canadian Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Domestic Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Lender

By:
Name:
Title:

LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, LLC, AS AGENT FOR STANDARD FEDERAL BANK N.A., as a Co-Agent and as a Domestic Lender

By:	/s/ David O’Rourke
Name:	David O’Rourke
Title:	First Vice President
Address:	25 Braintree Hill Office Park, Suite 205 Braintree, Massachusetts 02184
Attn:
Telephone:
Telecopy:	781-353-6101

LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK, N.V., CANADA BRANCH, as a Canadian Lender

By:	/s/ Aaron Turner
Name:	Aaron Turner
Title:	First Vice President

By:	/s/ Darcy Mack
Name:	Darcy Mack
Title:	First Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Co-Documentation Agent and as a Domestic Lender

By:	/s/ Ian Nalitt
Name:	Ian Nalitt
Title:	Vice President

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Associate

WELLS FARGO RETAIL FINANCE, LLC, as a Managing Agent and as a Domestic Leader

By:	/s/ Cory Lofts
Name:	Cory Lofts
Title:	VP

CITIZENS BANK OF MASSACHUSETTS, as a Managing Agent and as a Domestic Lender

By:
Name:
Title:

ING CAPITAL LLC, as a Co-Agent and as a Domestic Lender

By:
Name:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Co-Agent and as a Domestic Lender

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

BURDALE FINANCIAL LIMITED, as a Domestic Lender

By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC., as a Domestic Lender

By:
Name:
Title:

NATIONAL CITY BUSINESS CREDIT, INC., as a Domestic Lender

By:	/s/ Kathryn C. Ellero
Name:	Kathryn C. Ellero
Title:	Vice President

UBS LOAN FINANCE, LLC, as a Domestic Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Associate Director

ALLIED IRISH BANKS, P.L.C., as a Domestic Lender

By:	/s/ Martin Chin
Name:	Martin Chin
Title:	Senior Vice President

ALLIED IRISH BANKS, P.L.C., as a Domestic Lender

By:	/s/ John Farrace
Name:	John Farrace
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Domestic Lender

By:
Name:
Title:

U.S. BANK, N.A., as a Domestic Lender

By:	/s/ Suzanne Geiger
Name:	Suzanne Geiger
Title:	Senior Vice President

AMSOUTH BANK, as a Domestic Lender

By:	/s/ Frank D Marsicano
Name:	Frank D Marsicano
Title:	Attorney-in Fact

SIEMENS FINANCIAL SERVICES, INC., as a Domestic Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Domestic Lender

By:
Name:
Title:

UPS CAPITAL CORPORATION, as a Domestic Lender

By:	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

NM ROTHSCHILD & SONS LIMITED, as a Domestic Lender

By:
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as a Domestic Lender

By:
Name:
Title: